EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER,

AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the annual report of Options Media Group Holdings, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof, I, Steven Stowell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2009

/s/ STEVEN STOWELL
Steven Stowell
Chief Financial Officer
(Principal Financial Officer)